Impairment charges	6 Months Ended
Jun. 30, 2020
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment charges
Impairment charges

	Six months ended 30 June 2020				Six months ended 30 June 2019
	Pre-tax	Taxation	Non-controlling interest	Net amount	Pre-tax
	US$m	US$m	US$m	US$m	US$m
Aluminium – Pacific Aluminium	(489)	17	—	(472)	—
Aluminium – ISAL	(204)	(65)	—	(269)	(109)
Copper & Diamonds – Diavik	(441)	149	—	(292)	—
Copper & Diamonds – Oyu Tolgoi	—	—	—	—	(2,240)
Total impairment charge	(1,134)	101	—	(1,033)	(2,349)

Allocated as:
Intangible assets	(4)				(1)
Property, plant and equipment	(1,011)				(2,348)
Investment in equity accounted units ('EAUs')	(119)				—
Total impairment charge	(1,134)				(2,349)
Comprising:
Impairment charges of consolidated balances				(1,015)	(2,349)
Impairment charges related to EAUs (pre-tax)				(148)	—
Total impairment charges in the Rio Tinto financial information by business unit (page F- 28)				(1,163)	(2,349)
Taxation (including related to EAUs)				130	(16)
Non-controlling interests				—	1,506
Total impairment in the income statement				(1,033)	(859)

2020
Aluminium - Pacific Aluminium, Australia and New Zealand
On 9 July 2020, we announced the conclusion of the NZAS strategic review and gave Meridian Energy 14 months' notice for the termination of the power contract. As a result of the decision to wind-down operations an impairment trigger has been identified. The net present value of post-tax cash flows over the remaining life for this cash-generating unit was negative and therefore the non-current assets of the smelter have been fully impaired.

The high operating costs and challenging outlook for the aluminium industry has also resulted in impairment triggers being identified at the Bell Bay aluminium smelter in Tasmania, Australia and at Boyne Smelter in Queensland, Australia. Bell Bay has a power contract to 2025 with Hydro Tasmania and with the current market context the forecast net present value of cash flows over that period is negative. The property, plant and equipment of the Bell Bay smelter has therefore been fully impaired. The recoverable amount for our share of the Boyne Smelter cash-generating unit which also includes the Gladstone Power Station has been determined as US$273 million based on post-tax cash flows expressed in real-terms and discounted at 6.6%. Accordingly our share of impairment after tax in the equity accounted unit is US$119 million (US$148 million pre-tax) related to the smelter and US$26 million (US$36 million pre-tax) related to the power station.

Aluminium - ISAL Smelter, Iceland
At 30 June 2019, the non-current assets of the ISAL cash-generating unit were tested for impairment and a pre-tax impairment charge of US$109 million was recognised against the property, plant and equipment of the ISAL Smelter and our 53.3% interest in the Aluchemie anode plant to write the assets down to their then recoverable value.

The strategic review announced in February 2020 and the challenging market conditions have been identified as a further impairment trigger. The net present value of post-tax cash flows projected over the remaining life for this cash-generating unit does not support retaining any carrying value for the non-current assets of the cash-generating unit, which have therefore been fully impaired.
Impairment charges (continued)

Copper & Diamonds - Diavik, Canada
The COVID-19 pandemic has significantly disrupted the global demand for diamonds with many countries restricting the movement of citizens and closing retail outlets. Our 40% joint venture partner at the Diavik diamond mine filed for creditor protection in April 2020 and has since defaulted on its cash calls. Together these circumstances have been identified as an impairment trigger. The net present value of post-tax cash flows projected over the remaining life of the Diavik diamond mine to 2025 does not support retaining any carrying value for the property, plant and equipment and intangible assets of the cash generating unit, which have therefore been fully impaired.
2019
Copper and Diamonds - Oyu Tolgoi, Mongolia
On 16 July 2019 we announced that the first sustainable production from the Oyu Tolgoi underground project could be delayed by 16 to 30 months compared with the original feasibility study guidance in 2016. We also announced that development capital spend for the project may increase by between US$1.2 billion and US$1.9 billion in excess of the US$5.3 billion previously disclosed. We identified these matters as an impairment trigger and prepared an assessment of the recoverable amount for the cash-generating unit (CGU) and used a fair value less cost of disposal (FVLCD) model, as prescribed by IAS 36 “Impairment of assets”.

In arriving at a recoverable amount, as at 30 June 2019, we estimated post-tax cash flows expressed in real terms over the current life of mine plus anticipated future expansions, utilising mineral resources. The mineral resources incorporate almost two billion tonnes of ore, which contributes approximately 20% to the total recoverable amount. We discounted the cash flows using a post-tax discount rate of 8.3% expressed in real terms. Due to the inputs used, the recoverable amount of the Oyu Tolgoi CGU was classified as level 3 under the fair value hierarchy.

At 30 June 2019 we determined the recoverable amount to be US$8.3 billion on a post-tax basis which resulted in a pre-tax impairment charge of US$2.2 billion (100% basis). This was allocated to mining properties and the underground development assets under construction. The net adjustment to tax represented an increase to deferred tax assets of US$320 million for the temporary difference corresponding to the impairment and a decrease in deferred tax assets of US$359 million for tax losses that are now expected to expire without utilisation.
The post-tax impairment charge of US$2.3 billion was allocated 66% to non-controlling interests with the remaining 34% to Rio Tinto shareholders (US$0.8 billion) in proportion to the equity ownership interest in the project.